Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On December 31, 2014, Long Island Iced Tea Corp. (“Holdco”), Cullen Agricultural Holding Corp. (“Cullen”), Cullen Merger Sub, Inc. (“Parent Merger Sub”), LIIT Acquisition Sub, LLC (“LIBB Merger Sub”), Long Island Brand Beverages LLC (“LIBB”), Philip Thomas and Thomas Panza (the “Founders”) and certain other members of LIBB entered into the merger agreement. Pursuant to the merger agreement on May 27, 2015, (a) Parent Merger Sub merged with and into Cullen (the “parent merger”), with Cullen surviving and becoming a wholly-owned subsidiary of Holdco, and with Cullen stockholders receiving newly issued shares of Holdco common stock and (b) LIBB Merger Sub merged with and into LIBB (the “company merger”), with LIBB surviving and becoming a wholly-owned subsidiary of Holdco, and with LIBB members receiving newly issued shares of Holdco common stock.

Under the merger agreement, the LIBB members received 2,633,334 shares of common stock of Holdco, subject to adjustment based on LIBB’s and Cullen’s net working capital at closing. See the section entitled “The Merger Proposal — Structure of the Transaction.”

If LIBB’s estimated net working capital, as finally determined, at the closing is less than its net working capital target, the number of shares of Holdco common stock to be received by the LIBB members at the closing will be reduced by a number of shares, allocated among the LIBB members pro rata, equal to such deficiency divided by $3.00. If LIBB’s estimated net working capital at the closing is more than its net working capital target, the number of shares of Holdco common stock to be received by the LIBB members at the closing will be increased by a number of shares, allocated among the LIBB members pro rata, equal to such excess divided by $3.00. LIBB’s net working capital target is $70,069, except that if the closing occurs after February 15, 2015, the target will be reduced by $3,333.33 for each day after such date through and including the closing date.

If Cullen’s estimated net working capital, as finally determined, at the closing is more than its net working capital target, the number of shares of Holdco common stock to be received by the LIBB members at the closing will be reduced by a number of shares, allocated among the LIBB members pro rata, equal to such excess divided by $3.00. If Cullen’s estimated net working capital at the closing is less than its net working capital target, the number of shares of Holdco common stock to be received by the LIBB members at the closing will be increased by a number of shares, allocated among the LIBB members pro rata, equal to such deficiency divided by $3.00. Cullen’s net working capital target is $786,985, except that if the closing occurs after February 15, 2015, the target will be reduced by $666.67 for each day after such date through and including the closing date.

The following unaudited pro forma financial information has been prepared assuming that there is no adjustment to the merger consideration based on LIBB’s and Cullen’s net working capital at closing.

The following unaudited pro forma information as of March 31, 2015 is presented herein to show the effect of the merger transactions noted above as if the merger took place at March 31, 2015 for the pro forma condensed combined balance sheet and at the beginning of the period presented for statement of operations for the three months ended March 31, 2015 and the year ended December 31, 2014. The unaudited pro forma financial information does not necessarily reflect the results of operations that would have occurred had Cullen constituted a single entity during the period presented.

Holdco is providing the following unaudited pro forma condensed combined financial information to aid you in your analysis of the financial aspects of the mergers.

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LONG ISLAND ICED TEA CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF MARCH 31, 2015

	Cullen Agricultural Holding Corp. and Subsidiaries	Long Island Brand Beverages, LLC	Pro forma adjustments	Note	Pro forma combined as adjusted
ASSETS	Note A	Note B

CURRENT ASSETS
Cash	$190,170	$135,206	$(50,000)	1	275,376
Receivables, net	1,871	218,926	-		220,797
Inventories	-	836,320	-		836,320
Prepaid expenses and other current assets	141,321	71,919	(114,904)	2	98,336
Total current assets	333,362	1,262,371	(164,904)		1,430,829

OTHER ASSETS
Notes receivable	1,750,000	-	(1,750,000)	2	-
Property and equipment, net	3,326	223,554	-		226,880
Intangible assets	-	31,247	-		31,247
Other assets	-	11,706	-		11,706

TOTAL ASSETS	$2,086,688	$1,528,878	$(1,914,904)		$1,700,662

LIABILITIES AND STOCKHOLDERS' EQUITY (MEMBERS' DEFICIIT)

CURRENT LIABILITIES

Accounts payable	$-	$1,039,110	$(148,119)	1	$890,991
Accrued expenses	70,106	223,460	(114,904)	2	178,662
Loans payable	-	1,750,000	(1,750,000)	2	-
Current portion of automobile loans	-	18,233	-		18,233
Total current liabilities	70,106	3,030,803	(2,013,023)		1,087,886

Deferred rent	-	5,824	-		5,824
Long term portion of automobile loans	-	51,415	-		51,415

TOTAL LIABILITIES	70,106	3,088,042	(2,013,023)		1,145,125

STOCKHOLDERS' EQUITY (MEMBERS' DEFICIT)
Preferred stock	-	-	-		-
Common stock	2,279	-	263	3	415
			(2,127)	4
Additional paid-in capital	7,491,566	-	(1,559,427)	3	555,122
			(5,475,136)	4
			98,119	1
Accumulated deficit	(5,477,263)	-	5,477,263	4	-
Member's deficit	-	(1,559,164)	1,559,164	3	-

TOTAL STOCKHOLDERS' EQUITY (MEMBERS' DEFICIT)	2,016,582	(1,559,164)	98,119		555,537

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,086,688	$1,528,878	$(1,914,904)		$1,700,662

See footnotes to unaudited pro forma condensed combined financial statements

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LONG ISLAND ICED TEA CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2015

	Cullen Agricultural Holding Corp. and Subsidiaries	Long Island Brand Beverages, LLC	Pro-forma adjustments	Note	Pro-forma combined as adjusted
	Note A	Note B

Net sales	$-	$264,722	$-		$264,722
Cost of goods sold	-	193,309	-		193,309
Gross profit	-	71,413	-		71,413

Operating expenses:
General and administrative expenses	202,209	219,423	(44,655)	1	451,608
			(120,371)	2
			44,685	3
			150,317	4
Selling and marketing expenses	-	207,781	-		207,781
Total operating expenses	202,209	427,204	29,976		659,389

Operating loss	(202,209)	(355,791)	(29,976)		(587,976)

Other income (expenses)
Interest income	22,438	-	(22,438)	5	-
Interest expense	-	(22,875)	22,438	5	(437)
Other income (expenses), net	22,438	(22,875)	-		(437)

Loss before income taxes	(179,771)	(378,666)	(29,976)		(588,413)

Income taxes	1,270	-	-		1,270

Net loss	$(181,041)	$(378,666)	$(29,976)		$(589,683)

Weighted average common stock outstanding - basic and diluted	22,780,714	-	(18,609,619)	6	4,171,095

Net loss per share - basic and diluted	$(0.01)	$-			$(0.14)

See footnotes to unaudited pro forma condensed combined financial statements

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LONG ISLAND ICED TEA CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2014

	Cullen Agricultural Holding Corp. and Subsidiaries	Long Island Brand Beverages, LLC	Pro-forma adjustments	Note	Pro-forma combined as adjusted
	Note A	Note B
Net sales	$—	$1,744,440	$—		$1,744,440
Cost of goods sold	—	1,504,146	—		1,504,146
Gross profit	—	240,294	—		240,294
Operating expenses:
General and administrative expenses	566,677	1,073,867	(116,195)	1	2,207,486
			(104,815)	2	—
			186,683	3	—
			601,269	4	—
Selling and marketing expenses	—	2,207,510	—		2,207,510
Total operating expenses	566,677	3,281,377	566,942		4,414,996
Operating loss	(566,677)	(3,041,083)	(566,942)		(4,174,702)
Other income (expenses)
Interest income	88,522	—	(88,522)	5	—
Interest expense	(184)	(110,298)	88,522	5	(21,960)
Gain on sale of equipment	36,465	—	—		36,465
Other income (expenses), net	124,803	(110,298)	—		14,505
Loss before income taxes	(441,874)	(3,151,381)	(566,942)		(4,160,197)
Income taxes	1,270	—	—		1,270
Net loss	$(443,144)	$(3,151,381)	$(566,942)		$(4,161,467)
Weighted average common stock outstanding - basic and diluted	19,806,193	—	(15,635,098)	6	4,171,095
Net loss per share — basic and diluted	$(0.02)	$—			$(1.00)

See footnotes to unaudited pro forma condensed combined financial statements

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NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1. Business Combination

On December 31, 2014, Cullen, Holdco, Parent Merger Sub, LIBB Merger Sub, LIBB, the Founders and certain other members of LIBB entered into the merger agreement, which provides, among other things, for the company merger and the parent merger.

Under the merger agreement, upon consummation of the company merger which occurred on May 27, 2015, the LIBB members received 2,633,334 shares of common stock of Holdco, subject to adjustment based on LIBB’s and Cullen’s net working capital at closing.

If LIBB’s estimated net working capital at the closing, as finally determined, is less than its net working capital target, the number of shares of Holdco common stock to be received by the LIBB members at the closing will be reduced by a number of shares, allocated among the LIBB members pro rata, equal to such deficiency divided by $3.00. If LIBB’s estimated net working capital at the closing is more than its net working capital target, the number of shares of Holdco common stock to be received by the LIBB members at the closing will be increased by a number of shares, allocated among the LIBB members pro rata, equal to such excess divided by $3.00. LIBB’s net working capital target is $70,069, except that if the closing occurs after February 15, 2015, the target will be reduced by $3,333.33 for each day after such date through and including the closing date.

If Cullen’s estimated net working capital at the closing, as finally determined, is more than its net working capital target, the number of shares of Holdco common stock to be received by the LIBB members at the closing will be reduced by a number of shares, allocated among the LIBB members pro rata, equal to such excess divided by $3.00. If Cullen’s estimated net working capital at the closing is less than its net working capital target, the number of shares of Holdco common stock to be received by the LIBB members at the closing will be increased by a number of shares, allocated among the LIBB members pro rata, equal to such deficiency divided by $3.00. Cullen’s net working capital target is $786,985, except that if the closing occurs after February 15, 2015, the target will be reduced by $666.67 for each day after such date through and including the closing date.

2. Basis of Pro Forma Presentation

The pro forma financial statements were derived from the historical financial statements of Cullen and the historical financial statements of LIBB.

The historical financial statements have been adjusted in the pro forma financial statements to give effect to pro forma events that are directly attributable to the transactions, factually supportable, and expect to have a continuing impact on the combined results. The pro forma financial statements reflect the impact of the merger agreement and other adjustments described in the notes to this section. Matters such as cost savings as a result of the transaction and contingent consideration and the working capital adjustment associated with the mergers have not been reflected in the pro forma condensed combined financial statements. Adjustments for income tax expenses were not recorded in the pro forma condensed combined financial statements, because, due to historical losses of both entities, the income tax expense would not be significant. In addition, the income tax benefit associated with any net operating losses or deferred tax assets were not recorded in the pro forma condensed combined financial statements were not recorded due to the fact that the historical losses of both entities would result in a valuation allowance against any deferred tax assets. In addition, the effect of Delaware Franchise tax was not deemed significant for the pro forma presentation.

The transaction is being accounted for as a reverse business combination and recapitalization of LIBB as it is currently anticipated that the former owners of LIBB will control Holdco immediately after the closing. LIBB will be considered the acquirer for accounting purposes.

The actual amounts recorded upon the completion of the transactions may differ materially from the information presented in these unaudited pro forma combined financial statements as a result of several factors including the contingent merger consideration (related to the net working capital adjustment), and changes in the financial statements between the dates presented in the pro forma condensed consolidated financial statements and the date of the closing of the mergers.

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3. Pro Forma Adjustments

Pro Forma Condensed Combined March 31, 2015

Note A — Derived from the unaudited balance sheet of Cullen as of March 31, 2015

Note B — Derived from the unaudited balance sheet of LIBB as of March 31, 2015

Pro Forma Adjustments:

The pro forma adjustments to the pro forma condensed combined balance sheet reflect the effect on the financial statements if the mergers had closed on March 31, 2015.

Note 1 — The record the payment of outstanding attorney fees upon closing to be paid with $50,000 in cash and 19,047 shares of common stock.

Note 2 — To record the elimination of the note payable of $1,750,000, together with accrued interest of $114,904 due from LIBB to Cullen.

Note 3 — To record the effect of the recapitalization of LIBB’s members’ deficit to common stock (2,633,334 shares issued to the LIBB members at a par value of $0.0001) and additional paid in capital upon the consummation of the reverse merger.

Note 4 — To record the effect of the recapitalization of Cullen’s accumulated deficit to common stock and additional paid in capital upon the consummation of the reverse merger.

Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 2015

The pro forma adjustments to the pro forma condensed combined statement of operations reflect the effect on the financial statements if the mergers had closed on the first day of the three month period ending March 31, 2015.

Note A — Derived from the unaudited statement of operations of Cullen for the three months ended March 31, 2015

Note B — Derived from the unaudited statement of operations of LIBB for the three months ended March 31, 2015

Pro Forma Adjustments:

Note 1 — To reverse the legal expenses and accounting expenses incurred by LIBB which were directly related to entering into the merger agreement with Cullen.

Note 2 — To reverse the legal and accounting expenses incurred by Cullen which were directly related to entering into the merger agreement with LIBB.

Note 3 — To record the effect of the salaries and benefits as a result of the employment agreements to be entered into with Mr. Thomas, Mr. Dydensborg, Mr. Meehan, and Mr. Panza upon the consummation of the merger. The annual salaries of these employees will be $150,000, $130,000, $120,000, and $80,000 respectively. The net effect of these employment contracts on LIBB’s general and administrative expenses was $44,685 during the three months ended March 31, 2015.

Note 4 — In addition, these employees discussed in Note 3 were granted 194,667 stock options upon the closing of the merger. These options have an exercise price of $3.75, a contractual life of five years, and vest quarterly over the course of the two year period from the closing of the merger. The fair value of these options for the purpose of the pro forma condensed combined financial statements was determined using the Black-Scholes method. The assumptions utilized in the model were a stock price of $8.70 based on the closing price of Cullen’s common stock on May 27, 2015 assuming that the exchange of one share of Holdco common stock for every 15 shares of Cullen common stock had occurred on May 27, 2015, an exercise price of $3.75, an expected term of 3.25 years, a dividend yield of 0%, and a volatility of 79%. The total value of the options was determined to be $1,202,537. Stock based compensation expense of $150,317 was recorded in the pro forma condensed combined statement of operations for the three months ended March 31, 2015.

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Note 5 — To eliminate interest income and interest expense related to the note payable due from LIBB to Cullen.

Note 6 — The adjustments to the weighted average shares outstanding consist of 2,633,334 shares of common stock issued to the members of LIBB upon the consummation of the merger. The adjustments also include the 19,047 shares to be issued to the attorneys upon the consummation of the merger. The adjustments also include the impact of a reduction of 21,262,000 shares of common stock as a result of the exchange of one share of Holdco common stock for every 15 shares of Cullen common stock.

Stock options to be issued to employees of LIBB of 194,667 were not included in the computation of pro forma diluted net loss per share as their effect would be antidilutive.

Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2014

The pro forma adjustments to the pro forma condensed combined statement of operations reflect the effect on the financial statements if the mergers had closed on the first day of the year ending December 31, 2014.

Note A — Derived from the audited statement of operations of Cullen for the year ended December 31, 2014

Note B — Derived from the audited statement of operations of LIBB for the year ended December 31, 2014

Pro Forma Adjustments:

Note 1 — To reverse the legal expenses incurred by LIBB which were directly related to entering into the merger agreement with Cullen.

Note 2 — To reverse the legal and accounting expenses incurred by Cullen which were directly related to entering into the merger agreement with LIBB.

Note 3 — To record the effect of the salaries and benefits as a result of the employment agreements to be entered into with Mr. Thomas, Mr. Dydensborg, Mr. Meehan, and Mr. Panza upon the consummation of the merger. The annual salaries of these employees will be $150,000, $130,000, $120,000, and $80,000 respectively. The net effect of these employment contracts on LIBB’s general and administrative expenses was $186,683 during the year ended December 31, 2014.

Note 4 — In addition, these employees discussed in Note 3 were granted 194,667 stock options upon the closing of the merger. These options have an exercise price of $3.75, a contractual life of five years, and vest quarterly over the course of the two year period from the closing of the merger. The fair value of these options for the purpose of the pro forma condensed combined financial statements was determined using the Black-Scholes method. The assumptions utilized in the model were a stock price of $8.70 based on the closing price of Cullen’s common stock on May 27, 2015 assuming that the exchange of one share of Holdco common stock for every 15 shares of Cullen common stock had occurred on May 27, 2015, an exercise price of $3.75, an expected term of 3.25 years, a dividend yield of 0%, and a volatility of 79%. The total value of the options was determined to be $1,202,537. Stock based compensation expense of $601,269 was recorded in the pro forma condensed combined statement of operations for the year ended December 31, 2014.

Note 5 — To eliminate interest income and interest expense related to the note payable due from LIBB to Cullen.

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Note 6 — The adjustments to the weighted average shares outstanding consist of 2,633,334 shares of common stock to be issued to the members of LIBB upon the consummation of the merger. In addition, the weighted average impact of 1,000,000 shares issued to the board of directors of Cullen on December 26, 2014, and the weighted average impact 2,150,000 shares of common issued by Cullen in December in exchange for proceeds of $430,000 were included as if these shares had been issued on the first day of the year as they are part of the exchange transaction. The weighted average impact of these transactions was 2,974,521 shares. The adjustments also include the impact of a reduction of 21,262,000 shares of common stock as a result of the exchange of one share of Holdco common stock for every 15 shares of Cullen common stock. The adjustment also includes 19,047 shares issued to the attorneys upon the consummation of the mergers.

Stock options to be issued to employees of LIBB of 194,667 were not included in the computation of pro forma diluted net loss per share as their effect would be antidilutive.

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